Exhibit 99.1

Invivyd Appoints Fred Driscoll as Interim Chief Financial Officer and

Announces Resource Reallocation to Maximize Integrated Discovery

Platform

WALTHAM, MASS; October 13, 2022 – Invivyd, (Nasdaq: IVVD) a clinical-stage biopharmaceutical company on a mission to protect humanity from serious viral respiratory diseases, today announced the appointment of Fred Driscoll as interim CFO as well as headcount changes to align resources to its key programs. The changes are designed to improve capital efficiency by reallocating resources to programs and functions to support our key activities on an accelerated timeline. As part of the resource realignment, the company is building out additional discovery and early development positions and has eliminated several corporate and commercial positions, among others, to execute efficiently on the company’s corporate strategy, maximize the potential of Invivyd’s integrated discovery platform, and advance its pipeline programs, including NVD200 for the prevention and treatment of COVID-19.

Jane Pritchett Henderson, chief financial and business officer, and Eric Kimble, chief commercial officer, are transitioning from the company to pursue other opportunities. The company has appointed industry veteran Fred Driscoll as interim chief financial officer. Fred has decades of experience in the successful financial leadership of biotechnology companies, including tenures as chief financial officer at companies including Renovacor, Flexion Therapeutics and Novavax.

“I’m incredibly proud and appreciative of how Jane and Eric have contributed to our growth and readiness as we address the continued need for prevention and treatment of COVID-19 and power the return to normal,” said David Hering, CEO of Invivyd. “On behalf of the Board of Directors and the Executive Leadership Team, we wish them continued success as they move forward in their careers.”

“As we look to the future, we are shaping the organization to align with our corporate strategy and enable the company to fully capitalize on the potential of our integrated discovery platform and generate multiple promising antibody candidates addressing serious viral infectious diseases, including COVID-19 and influenza,” Hering continued. “I am deeply grateful for the tremendous efforts of the entire Invivyd team and wish the departing team members all the best in their future endeavors.”

An executive search has been initiated to identify a new chief financial officer as well as a business development executive.

Invivyd recently unveiled its evolved integrated discovery platform strategy and NVD200, its new combination candidate for the prevention and treatment of COVID-19, expected to enter the clinic in 1Q 2023.

About Invivyd

(Nasdaq: IVVD)

Invivyd, formerly Adagio Therapeutics (Nasdaq: ADGI), is a biopharmaceutical company on a mission to protect humanity from serious viral respiratory diseases. The company is developing antibodies to transcend the limits of naturally occurring immunity and provide superior protection from viral diseases, beginning with COVID-19. Invivyd’s technology works at the intersection of evolutionary virology, predictive modeling, and antibody engineering, and is designed to identify high-quality, long-lasting antibodies with a high barrier to viral escape. The company is generating a robust pipeline of products for use in both prevention and treatment of disease. NVD200, Invivyd’s first antibody combination product for COVID-19, is expected to enter the clinic in Q1 2023. Invivyd’s most advanced pipeline candidate is adintrevimab, an investigational monoclonal antibody which has demonstrated clinically meaningful results in global Phase 3 clinical trials against multiple variants of concern for the prevention and treatment of COVID-19. Adintrevimab is not approved for use in any country. The safety and efficacy of adintrevimab have not been established. The company also has multiple discovery stage candidates for the prevention of seasonal influenza. Visit www.invivyd.com to learn more.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “could,” “expects,” “intends,” “potential,” “projects,” and “future” or similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Forward-looking statements include statements concerning, among other things, the implementation and impact of the restructuring plan and the intended benefits to the company from the plan; the future of the COVID-19 landscape including the expectation of continued evolution and emergence of new variants and subvariants; our ongoing research and clinical development plans and the timing thereof; our plans to advance adintrevimab, NVD200, or other early stage candidates as a potential prophylaxis and treatment option for COVID-19, including disease caused by most variants, as either a single or combination agent, including our intention to initiate clinical development of NVD200 in the first quarter of 2023; the potential for adintrevimab and NVD200 to demonstrate activity against predominant SARS-CoV-2 variant(s) in the U.S. and globally; our plans, technology and resources to develop therapeutic or preventative options for other infectious diseases, such as additional coronaviruses and seasonal influenza, in the U.S. and globally; and other statements that are not historical fact. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation: we may not realize the expected benefits from the restructuring plan, including accelerated timelines and enhanced discovery and development process and outcomes, and we may incur costs associated with implementation of the restructuring plan in addition to those currently contemplated; potential disruptions to the business as a result of the restructuring plan and the management transition; the impacts of the COVID-19 pandemic on our business and those of our collaborators, our clinical trials and our financial position; unexpected safety or efficacy data observed during preclinical studies or clinical trials; the predictability of clinical success of adintrevimab, NVD200, or other pipeline candidates or combination of candidates based on neutralizing activity in pre-clinical studies; variability of results in models used to predict activity against SARS-CoV-2 variants of concern; clinical trial site activation or enrollment rates that are lower than expected; changes in expected or existing competition; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process, including the outcome of our discussions with regulatory authorities concerning our clinical trials; whether adintrevimab, NVD200, or any other pipeline candidate or combination of candidates is able to demonstrate activity against predominant SARS-CoV-2 variant(s) in the U.S. and globally; whether we are able to successfully submit an emergency use authorization in the future, and the outcome of any such emergency use authorization submission; whether research and development efforts will improve efficacy of adintrevimab against predominant variants or identify additional monoclonal antibodies or combination of antibodies for the prevention and treatment of COVID-19 and other infectious diseases; whether research and development efforts will identify and result in safe and effective therapeutic or preventative options for other infectious diseases in the U.S. or globally and whether we have adequate funding to meet future operating expenses and capital expenditure requirements. Other factors that may cause our actual results to differ materially from those expressed or implied in the forward-looking statements in this press release are described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, each filed with the Securities and Exchange Commission (the “SEC”), and in our other filings with the SEC, and in Invivyd’s future reports to be filed with the SEC and available at www.sec.gov. Such risks may be amplified by the impacts of the COVID-19 pandemic. Forward-looking statements contained in this press release are made as of this date, and Invivyd undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law.

This press release contains hyperlinks to information that is not deemed to be incorporated by reference in this press release.

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Contacts

Media Contact:

Tony Berry, Evoke Canale

774-317-0422

anthony.berry@evokegroup.com

Investor Contact:

Chris Brinzey, ICR Westwicke

339-970-2843

chris.brinzey@westwicke.com